Commitments and provisions	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities and Contingent Assets [Abstract]
Commitments and provisions	Commitments and provisions
The Company has commitments to make co-investments in private strategies LPs or commitments to make co-investments in fund strategies in the Company's other segments. As at December 31, 2023, the Company had $4 million in co-investment commitments in private strategies LPs due within one year (December 31, 2022 - $5.7 million), and $1.9 million due after 12 months (December 31, 2022 - $0.4 million). During the year, the Company signed a new lease for its existing Toronto office location that is set to commence on January 1, 2024.
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